                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                           JETBLUE AIRWAYS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                      000-49728              87-0617894
(State of Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)

              118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
               (Address of principal executive offices) (Zip Code)

                                 (718) 709-3026
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 21, 2005, JetBlue Airways Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is included in this report as Exhibit 99.1.

         The information included in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

Exhibit
Number         Description
------         -----------

99.1           Press Release dated July 21, 2005 announcing financial results for the second quarter ended June 30, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JETBLUE AIRWAYS CORPORATION
                                               (Registrant)

Date: July 21, 2005                     By: /s/ HOLLY NELSON
                                            -----------------------------------
                                            Vice President and Controller
                                            (principal accounting officer)

                                  EXHIBIT INDEX

Exhibit
Number       Exhibit
------       -------

99.1           Press Release dated July 21, 2005 announcing financial results for the second quarter ended June 30, 2005.